Exhibit 10.48

 AMENDMENT TO
6% PROMISSORY NOTES

AMENDMENT TO 6% PROMISSORY NOTES, is dated as of November 24, 2008; made by and between Delta Mutual, Inc., a Delaware corporation, with its principal offices located at 111 North Branch Street, Sellersville, PA 18960 (the “Company”) and Egani, Inc., an Arizona corporation, (the “Lender”) with a mailing address of 8260 East Raintree Drive, Scottsdale, AZ 85260.  Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such term in the Original Notes.

WHEREAS, the Company and the Lender are parties to those certain 6% Promissory   Notes, dated March 6, 2008, as amended; April 28, 2008, as amended; and September 18, 2008 (collectively, the “Original Notes”), pursuant to which the Company has borrowed, in the aggregate, the amount of $43,900 from the Lender;

WHEREAS, the Original Notes provided that the Maturity Dates shall be November 30, 2008; and

WHEREAS, the Company and the Lender have agreed to extend the Maturity Dates and to amend Section 1.4 of the Original Notes; and

WHEREAS, in accordance with the terms and conditions of the Original Notes, the Company and the Lender hereby approve the amendment of the Original Notes as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

1.           By their respective execution of this AMENDMENT, the Company and the Lender agree that Section 1.4 of each of the Original Notes is hereby amended to read in its entirety as follows: “Maturity Date” shall mean April 16, 2009; and

2.	Except as expressly provided herein, the Original Notes shall continue in full force and effect.

3.           This AMENDMENT may be executed by facsimile and in counterparts, which, taken together, shall be deemed an original and shall constitute a single AMENDMENT.

4.            IN WITNESS WHEREOF, the Company and the Lender have caused this AMENDMENT to be executed as of the date first written above.

	DELTA MUTUAL, INC.	EGANI, INC.
	(COMPANY)	(LENDER)

By:	/s/ Martin G. Chilek	/s/ Daniel Peralta
	Martin G. Chilek	Daniel Peralta
	Sr. Vice President	President